SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
October 4, 1994

HEALTHTRUST, INC. - THE HOSPITAL COMPANY
(Exact name of registrant as specified in its charter)


Delaware
(State or other jurisdiction of incorporation)


1-10915	                 62-1234332
(Commission File Number)	(IRS Employer
                         Identification No.)

4525 Harding Road, Nashville, Tennessee	37205
(Address of principal executive office)	(Zip code)


Registrant's telephone number,
including area code:  (615) 383-4444

None
(Former name or former address, if
changed since last report)
Item 5.  Other Events.

On October 4, 1994, Healthtrust, Inc. - The
Hospital Company ("Registrant"), Columbia/HCA
Healthcare Corporation ("Columbia") and COL
Acquisition Corporation, a wholly owned
subsidiary of Columbia ("Merger Sub"),
entered into an Agreement and Plan of Merger dated as of October 4, 1994 (the "Merger
Agreement") pursuant to which Merger Sub will merge with and into the Registrant, and the Registrant will survive as a wholly owned subsidiary of Columbia (the "Merger").

Upon the effectiveness of the Merger, each share of outstanding common stock of the Registrant will be converted into the right to receive 0.88 of a share of the common stock of Columbia. Consummation of the Merger is subject to certain conditions, including, among others, approval by the shareholders of the Registrant and Columbia and the expiration or termination of the applicable waiting period under the Hart- Scott-Rodino
Antitrust Improvements Act of 1976.  A
copy of the joint press release of the
Registrant and Columbia, dated
October 4, 1994, relating to the
execution of the Merger Agreement is
attached hereto as Exhibit 99.1 and is
incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1	  Joint press release of the
       Registrant and Columbia, dated
	      October 4, 1994.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report
to be signed on its behalf by the
undersigned hereunto duly authorized.


HEALTHTRUST, INC. - THE HOSPITAL COMPANY



By     /s/ Philip D. Wheeler
Name:  Philip D. Wheeler
Title: Senior Vice President


Date:  October 12, 1994

EXHIBIT INDEX


No.				Description

99.1				Joint press release
        of the Registrant and Columbia, dated
        October 4, 1994.


COLUMBIA/HCA HEALTHCARE          HEALTHTRUST, INC.:
CORPORATION:


Investor Contact:                Investor Contact:
Victor L. Campbell               Merilyn H. Herbert
502/572-2111		                   615/298-6261
615/320-2053

Media Contact:		                 Media Contact:
Lindy B. Richardson	             Paula Lovell
502/572-2153		                   615/297-7766

	COLUMBIA/HCA HEALTHCARE CORPORATION
	AND HEALTHTRUST, INC.
	ANNOUNCE PLANNED MERGER TO CREATE
		$15 BILLION COMPANY

LOUISVILLE, Ky., and NASHVILLE, Tenn.,
Oct. 4, 1994 - In a merger creating a
$15 billion healthcare provider, Columbia/HCA
Healthcare Corporation (NYSE:COL) and
HealthTrust, Inc. - The Hospital Company
(NYSE:HTI) today jointly announced the
signing of a definitive agreement to merge in a tax-free, stock-for- stock transaction.

Under the terms of the merger agreement
approved today by the boards of both
companies, HTI shareholders would receive
0.88 of a share of Columbia common stock in exchange for each HTI share held.
Following the merger, there will be
approximately 452 million shares of
Columbia common stock outstanding.  It
is anticipated that the proposed merger
will be tax-free to HTI shareholders and accounted for as a pooling- of-interests.

After the merger, Columbia will own and
operate 311 hospitals with approximately
60,000 licensed beds and 125 outpatient
centers in 37 states and 2 foreign countries.
The combined companies have approximately
170,000 employees and total assets and
annual revenues of over $15 billion.

The companies anticipate annual savings
of approximately $125 million from cost
reductions and improved efficiencies
resulting from this consolidation.  By
leveraging their economies of scale and
collective strengths and efficiencies,
the companies believe they can greatly
control healthcare costs while maintaining quality patient care.

"We have heard the nation's call to reform, and we are responding to improve the system for patients, physicians and purchasers. Our continued growth is generating dramatic changes in the delivery of healthcare services in this country, and they are changes for the better," said
Richard L. Scott, President and Chief Executive
Officer of Columbia. "Healthcare historically has been a fragmented industry, lacking accountability and quality standards. As we bring providers together into an integrated system, we can improve quality and efficiency and realize within this industry the benefits that size has created within other American industries,"
Scott added.

R. Clayton McWhorter, HealthTrust's Chairman,
President and Chief Executive Officer said,
"The combination of these two companies
represents a marketplace response to
the rapidly changing healthcare
environment.  This consolidation will
enhance our efforts with physicians
and managed care organizations as we
together seek cost- efficient, quality
results."

When the merger is consummated,
R. Clayton McWhorter will be Chairman
of the Board, Thomas F. Frist, Jr., M.D.
will be Vice Chairman, Richard L. Scott
will be President and Chief Executive
Officer, David T. Vandewater will be
Chief Operating Officer and David C.
Colby will be Chief Financial Officer.
Subject to stockholder approval, the
combined entity's board of directors
will consist of 15 current Columbia
directors and 3 of the current HealthTrust directors. It is anticipated that
Columbia will continue its existing
dividend policy of $0.03 per share
per quarter.

The transaction is conditioned upon
confirmation that the transaction
qualifies as a pooling-of-interests,
approval by shareholders of both
companies, approval under the Hart-Scott-
Rodino Antitrust Improvements Act and
other customary conditions. Shareholders meetings to vote on the proposed merger transaction are anticipated during the first quarter of 1995.

Morgan Stanley & Co. Incorporated is
serving as financial advisor to Columbia and has rendered a fairness opinion to the Columbia board of directors. Merrill Lynch & Co.
is serving in the same capacity to
HealthTrust and has rendered a fairness
opinion to HealthTrust's board of directors with respect to the proposed combination.

Columbia currently operates 195
hospitals with 44,000 beds and 125
outpatient centers.  Columbia provided
$700 million in uncompensated patient
care and paid $711 million in federal,
state and local taxes in 1993.
HealthTrust currently operates 116
hospitals with 16,000 beds through
which it provides a variety of inpatient and outpatient services. HealthTrust provided $240 million in uncompensated patient care and paid $230 million in taxes in 1993.

		# # #

    Columbia/HCA and HealthTrust

        Hospitals by State

State    Columbia/HCA HealthTrust Combined

Alabama        5          3          8
Alaska         1          0          1
Arizona        2          2          4
Arkansas       1          2          3
California     6          5         11
Colorado       3          0          3
Delaware       1          0          1
Florida       46         10         56
Georgia       15          3         18
Idaho          0          2          2
Illinois       6          0          6
Indiana        1          1          2
Kansas         3          0          3
Kentucky       7          6         13
Louisiana     12          8         20
Mississippi    0          2          2
Missouri       2          1          3
Nevada         1          0          1
New Hampshire  3          0          3
New Mexico     3          0          3
North Carolina 3          3          6
Oklahoma       2          5          7
Oregon         0          2          2
South Carolina 4          3          7
Tennessee     13         13         26
Texas         35         32         67
Utah           2          8         10
Virginia      10          3         13
Washington     0          1          1
West Virginia  5          0          5
Wyoming        0          1          1

London, England 2         0          2
Geneva, Switz.  1         0          1

Totals       195         116        311